July 30, 2014

Second Quarter 2014 Review

Peter S. Kraus
Chairman & Chief Executive Officer

John C. Weisenseel
Chief Financial Officer

AllianceBernstein

Cautions Regarding Forward-Looking Statements

Certain statements provided by management in this presentation are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks, uncertainties, and other factors that could cause actual results to differ materially from future results expressed or implied by such forward-looking statements. The most significant of these factors include, but are not limited to, the following: the performance of financial markets, the investment performance of sponsored investment products and separately-managed accounts, general economic conditions, industry trends, future acquisitions, competitive conditions, and current and proposed government regulations, including changes in tax regulations and rates and the manner in which the earnings of publicly-traded partnerships are taxed. AllianceBernstein cautions readers to carefully consider such factors. Further, such forward-looking statements speak only as of the date on which such statements are made; AllianceBernstein undertakes no obligation to update any forward-looking statements to reflect events or circumstances after the date of such statements. For further information regarding these forward-looking statements and the factors that could cause actual results to differ, see "Risk Factors" and "Cautions Regarding Forward-Looking Statements" in AllianceBernstein's Form 10-K for the year ended December 31, 2013 and subsequent Forms 10-Q. Any or all of the forward-looking statements made in this presentation, Form 10-K, Form 10-Qs, other documents AllianceBernstein files with or furnishes to the SEC, and any other public statements issued by AllianceBernstein, may turn out to be wrong. It is important to remember that other factors besides those listed in "Risk Factors" and "Cautions Regarding Forward-Looking Statements," and those listed below, could also adversely affect AllianceBernstein's financial condition, results of operations and business prospects.

The forward-looking statements referred to in the preceding paragraph include statements regarding:

- ***The pipeline of new institutional mandates not yet funded:*** Before they are funded, institutional mandates do not represent legally binding commitments to fund and, accordingly, the possibility exists that not all mandates will be funded in the amounts and at the times currently anticipated, or that mandates ultimately will not be funded.

- ***The possibility that AllianceBernstein will engage in open market purchases of Holding Units to help fund anticipated obligations under our incentive compensation award program:*** The number of Holding Units AllianceBernstein may decide to buy in future periods, if any, to help fund incentive compensation awards is dependent upon various factors, some of which are beyond our control, including the fluctuation in the price of a Holding Unit and the availability of cash to make these purchases.

- ***Our anticipation that cumulative write-offs relating to Phase II of our global real estate consolidation program targeting approximately 510,000 square feet of office space will remain in our previously announced range of $225 million to $250 million:*** Any charges we record are based on our current assumptions regarding sublease marketing periods, costs to prepare the properties to market, market rental rates, broker commissions and subtenant allowances/incentives, all of which are factors largely beyond our control. If our assumptions prove to be incorrect, we may be forced to record additional charges beyond our previously announced range of $225 million to $250 million.

Peter S. Kraus

Chairman & Chief Executive Officer

Firmwide Overview: Second Quarter 2014

In US $ Billions

Gross Sales

Net Flows

End of Period AUM

Average AUM



$23.6
$14.9
2Q14
1Q14
$23.6
$23.3
2Q14
2Q13
$8.3
$(4.4)
2Q14
1Q14
$8.3
$0.2
2Q14
2Q13
$480.2
$454.1
2Q14
1Q14
$480.2
$434.6
2Q14
2Q13
$464.2
$452.0
2Q14
1Q14
$464.2
$445.9
2Q14
2Q13

Asset Flows by Distribution Channel: Quarterly Trend

In US $ Billions



Gross Sales
Gross Redemptions
Net Flows
14.4
7.7
4.7
1.2
(1.3)
(3.0)
(3.2)
(2.5)
(17.6)
12.4
4.5
1.8
(0.6)
(0.7)
(3.5)
(2.5)
(8.0)
(13.0)
7.8
5.5
1.5
(0.8)
(2.3)
(5.6)
(3.9)
(11.1)
(11.7)
9.9
2.8
2.2
0.5
(1.1)
(1.7)
(3.8)
(6.6)
(11.0)
11.4
10.5
6.8
2.0
1.7
(0.5)
(2.2)
(3.7)
(9.4)
Inst.
Ret.
P.C.

	2Q13	3Q13	4Q13	1Q14	2Q14
Total					
Gross Sales	$23.3	$18.7	$14.8	$14.9	$23.6
Gross Redemptions	$(23.1)	$(23.5)	$(25.1)	$(19.3)	$(15.3)
Net Flows	$0.2	$(4.8)	$(10.3)*	$(4.4)	$8.3

*4Q13 net flows include $6.8B in MONY Institutional fixed income redemptions sustained as a result of AXA's sale of MONY in October.

Institutional Highlights

2Q14 Gross Sales Highest in Six Years



$B
7.7
4.7
(3.0)
4.5
(3.5)
(8.0)
5.5
(5.6)
(11.1)
2.8
(3.8)
(6.6)
10.5
6.8
(3.7)
2Q13
3Q13
4Q13*
1Q14
2Q14
Gross Sales
Gross Redemptions
Net Flows

Continued Momentum with RFP Activity



% Change 1H14 / 1H13
2
13
14
120
33
Fixed Income
Alternatives
Multi-Asset
Equity
Total

Pipeline(1) Down but Average Fee Rate Up vs. 1Q



Pipeline at End-2Q14: $4.3B
+49%
(43)%
Pipeline
Average Fee Rate

New Additions(2) Across Asset Classes

Fixed Income

US Investment Grade	$500M
Global High Income	$80M
Global Dynamic Duration	$50M

Equity / Alts / Multi-Asset

Global Core Equity	$500M
Frontier Markets	$130M
Customized Retirement Strategies	$100M
Real Estate Opportunities	$100M
US Diversified Value	$50M
Select US Equity Long Only	$50M

*In 4Q13, Institutions lost $6.8B in fixed income assets when AXA finalized its sale of MONY.
(1)Assets awarded and pending funding as of June 30, 2014. (2)Represents significant pipeline activity; not comprehensive.

Fixed Income Investment Performance

	Relative Performance Through 6/30/14 (%)			
US:	2Q14	1 Year	3 Year	5 Year
Strategic Core Plus	0.5	1.5	0.7	2.3
Core Fixed Income	0.2	0.5	0.4	1.4
High Yield	0.1	1.0	0.7	2.1
Diversified Yield Plus	1.0	3.5	3.5	5.8
US Income	1.1	4.5	3.4	5.0
Insurance – US Bond	0.3	1.4	0.6	1.3
TIPS – Plus	0.6	2.0	1.3	3.2
Unconstrained Bond	0.1	3.8	4.5	N/A
Global:				
Global High Income	(1.7)	2.2	3.1	4.8
Global Fixed Income	0.1	(0.3)	1.8	2.2
Global Plus	(0.1)	(0.2)	0.3	1.7
Global Aggregate	0.0	0.2	0.6	1.7
Non-US Regional:				
Canada Core Plus	0.5	1.5	0.7	2.2
UK Core Plus	0.3	1.3	1.0	2.3
European Income	(0.4)	0.6	1.1	2.9
European High Yield	0.2	1.9	1.3	N/A
Emerging Markets Debt	0.1	0.8	0.3	2.1

Benchmarks: Strategic Core Plus, Core Fixed Income, US Income – Barclays US Aggregate; High Yield – Barclays US High Yield 2% Issuer Cap; Diversified Yield Plus – Sterling 3 Month LIBOR; Insurance US Bond – Insurance Custom Index; TIPS Plus – Barclays US Treas. Inflation Notes; Unconstrained Bond – BofA Merrill Lynch US Treasuries (3M); Global High Income - 33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM; Global Fixed Income – Citigroup WGBI; Global Plus, Global Aggregate – Barclays Global Aggregate; Canada Core Plus – DEX Canadian Bond Overall Index; UK Core Plus - Barclays Sterling Aggregate (10/1/08-10/31/11) and BofA Merrill Lynch Sterling Non Gilts All Stocks (11/1/11-6/30/14); European Income – 65% BC Euro Agg/35% BC Pan-Euro HY 2% Constraint; European High Yield – Barclays EURO HY 2% Cap; Emerging Markets Debt - JPM EMBI Global. Preliminary performance as of 6/30/14; annualized and gross of fees.

Building a Broad and Balanced Fixed Income Platform

Offerings introduced since 1Q09

Return Seeking/ Income	Return seeking strategies with less sensitivity to interest rates	■ Global High Yield / High Income, American Income, European Income, Emerging-Market Debt Hard Currency, **Emerging-Market Debt Local Currency, Emerging-Market Corporate, RMB Income Plus, Asia Pacific Income**, Bank Loans, Corporate High Yield, **Securitized Assets, Private Placements, Low Vol High Yield**
Risk Reducing/ Core	Core strategies designed to offset equity volatility	■ Global/Regional Core Fixed Income, Global/Regional Core Plus, Global/Regional Credit, **Global Dynamic Duration, Emerging Market Debt High-Grade**, Long Duration, US TIPS Plus, US Core Mortgage, US Max-After-Tax, US Municipals, **US Municipals Bond Inflation**
Risk Reducing/ Stability	Lower risk strategies that limit risk to capital	■ **Global Short Duration**, Regional Short & Low Duration, Stable Value, Cash Management
Absolute Return	Uncorrelated sources of return	■ **Unconstrained Bond**, **Credit L/S**, Diversified Yield Plus



Equities
Return Seeking
Risk Reducing
Risk Reducing
Return Seeking
New Sources of Return and Diversification
Alternatives

Equities Investment Performance

US:	2Q14	1 Year	3 Year	5 Year
	Relative Performance Through 6/30/14 (%)			
US SMID Cap Value	1.6	3.4	1.2	1.6
US Strategic Value	(0.1)	3.2	(1.1)	(1.3)
US SMID Cap Growth	(1.4)	(1.6)	0.2	3.4
US Large Cap Growth	0.4	3.9	0.7	(1.1)
Select US Equity	0.0	(2.8)	1.6	2.6
Concentrated US Growth	1.4	0.2	3.5	0.9
US Growth & Income	(2.0)	(2.2)	0.8	(0.2)
Global / International:				
Global Strategic Value	(0.5)	8.1	0.9	0.2
Global Active Low Vol	(0.1)	7.6	N/A	N/A
Global REIT	0.3	0.0	0.4	0.7
Concentrated Global Growth	2.3	(2.2)	1.1	1.0
International Strategic Value	(0.4)	2.6	(2.7)	(2.3)
International Discovery	(1.0)	(3.0)	2.5	4.2
Emerging Markets Value	3.1	5.8	(2.1)	(1.2)
Emerging Markets Growth	4.3	8.2	3.0	1.8
Non-US Regional:				
Australian Value	0.4	7.6	1.7	0.8
Japan Strategic Value	1.1	(1.4)	(2.2)	1.1
European Strategic Value	(3.7)	2.7	(1.3)	(2.1)

Benchmarks: US SMID Cap Value – Russell 2500 Value; US Strategic Value – Russell 1000 Value; US SMID Cap Growth – Russell 2500 Growth; US Large Cap Growth – Russell 1000 Growth; Select US Equity – S&P 500; Concentrated US Growth – S&P 500; US Growth & Income – Russell 1000 Value; Global Strategic Value – MSCI ACWI, Global Active Low Vol – MSCI World Minimum Volatility; Global REIT – FTSE EPRA/NAREIT Developed Real Estate; Concentrated Global Growth – MSCI World; International Strategic Value – MSCI EAFE; International Discovery – MSCI ACWI SMID ex-US; Emerging Markets Value, Emerging Markets Growth – MSCI EM; Australian Value – S&P ASX 300; Japan Strategic Value – TOPIX; European Strategic Value – MSCI Europe.
Preliminary performance as of 6/30/14; annualized and gross of fees.

Evolving our Equities Platform to Meet Clients' Changing Needs

Improve Performance | **Bring Better Balance** | **Retain, Promote and Attract Talent**


Streamlined Growth research structure
Further aligned PM talent with key strategies
Combined Global Growth and Thematic teams to leverage complementary insights
Low Vol (Intl, Global, US)
Frontier Markets
EM Multi-Asset
International Discovery
EM Strategic Core
Japan Equity Long/Short
European Opportunities
Global Equity Income
1Q:11
2Q:11
3Q:11
4Q:11
1Q:12
2Q:12
3Q:12
4Q:12
1Q:13
2Q:13
3Q:13
4Q:13
1Q:14
2Q:14
Acquired Caxton Team *(Select US Equity Long Only and Long/Short)*
Acquired W.P. Stewart *(Concentrated Growth)*
Acquired CPH Capital *(Global Core Equity)*
New Global Growth PM
Promote Two Low Vol PMs
Promote EM PM
Three New Frontier Analysts

Retail Highlights

A Return to Positive Net Flows in 2Q14



$B
14.4
12.4
7.8
9.9
11.4
2.0
(3.2)
(0.6)
(3.9)
(1.1)
(9.4)
(17.6)
(13.0)
(11.7)
(11.0)
2Q13
3Q13
4Q13
1Q14
2Q14
Gross Sales
Gross Redemptions
Net Flows

With More Regionally Diverse Sales Mix



Regional Sales as % of Total Retail Gross Sales
51%
26%
12%
6%
5%
YTD '13
37%
37%
12%
7%
7%
YTD '14
Asia ex Japan
US
EMEA
Japan
LatAm

Redemption Rates Improving in Retail and GHY / AIP



Annualized Redemption Rates
100
75
50
25
0
Less than half the 2Q13 rate
Lowest since 4Q07
2Q13
3Q13
4Q13
1Q14
2Q14
Total Retail
GHY / AIP

2Q14 Milestones

- Q/Q regional sales increases: Asia +63%, EMEA +30% & LatAm +8%
- Strong client interest in European Income Portfolio
  - Among top sellers for YTD
  - Top decile performer for 3-, 5- and 10-yr periods; top quartile for 1-yr
- Strength in AB muni bond fund performance and flows
  - YTD muni bond fund net flows up +68%
  - Ranked in top 5 among muni bond fund managers by YTD net flows
  - Exponential YTD net flow increase for AB High Income Muni
    - Top decile performer for YTD and 3-yr periods; top quartile for 1-yr
- RMB Income Plus a top quartile performer for YTD, 1- and 3-yr periods
- Short Duration High Yield hit $1B in AUM ahead of July 3-yr mark

Private Client Highlights

Significant Year-Over-Year Flow Improvement



$B
1.2
1.8
1.5
2.2
1.7
0.5
(1.3)
(0.7)
(0.8)
(0.5)
(2.5)
(2.5)
(2.3)
(1.7)
(2.2)
2Q13
3Q13
4Q13
1Q14
2Q14
Gross Sales
Gross Redemptions
Net Flows

Best Second Quarter Gross Sales in Four Years



$B
2.1
1.5
0.8
1.2
1.7
2Q10
2Q11
2Q12
2Q13
2Q14

Success with New Core and Targeted Services

Service	Offering Date	AUM*
Fund-of-Hedge-Funds RIC	4Q12	$1.2B
European Opportunities	3Q13	$500M
Securitized Assets	1Q13	$325M
Real Estate Opportunities	2Q14	$300M
Financial Services Opportunities	1Q14	$250M
Frontier Markets	2Q14	$75M

*Total AUM at end-2Q14 for Fund-of-Hedge-Funds RIC, European Opportunities and Securitized Assets.
Committed AUM at end-2Q14 for Real Estate Opportunities, Financial Services Opportunities and Frontier Markets.

2Q14 Milestones

- Lowest April net outflows in 7 years (even with 2013 tax changes and seasonal tax effect)
- Targeted services attracting assets from new and existing clients
  - Positive trend in percentage of targeted services assets raised from new vs. existing clients
  - 2014 Financial Services Opportunities and Frontier Markets services have gathered $325M
- Attracting and retaining talent
  - Recently launched new Financial Advisor (FA) training program
    - 4 former AB employees rejoining the firm in FA roles
  - Hired 3 new Senior Portfolio Managers (SPMs)
  - Advisor turnover at historical lows

Bernstein Research Services Highlights

BRS Quarterly Revenues Up Year-Over-Year…



$M
% Change
2Q14 / 2Q13: +3%
2Q14 / 1Q14: (3)%
115
123
119
2Q13
1Q14
2Q14

…Despite Declines in Trading Volumes in US and Asia

Global Industry Trading Volumes* (% Change)



22
2
(6)
(9)
(16)
(37)
US
Europe
Asia
2Q14 / 2Q13
2Q14 / 1Q14

Global Research Recognition and Growth

US

- 30th Annual Strategic Decisions Conference
  - 1,700 institutional clients attended sessions with top executives from 100+ of the world's largest companies
- Launched telecom analyst
- Steady electronic trading market share gains

Europe

- Strong showing in annual Extel survey
  - Highest ever share of total research vote
  - Maintained overall #11 ranking
  - Four analysts ranked #1 in five sectors
- Launched two utilities and one energy analyst

Asia

- Asian revenues up double digits sequentially and year-over-year
- New sales and trading hires during the quarter

*US: NYSE and Nasdaq shares traded; Europe: FESE - Federation of European Stock Exchanges on-exchange volumes; Asia: Combined value traded for Hong Kong and Japan (Source: Bloomberg)

Progress on Our Strategy in 2Q14

Firmwide Initiative	Progress
Improve investment performance and deliver for clients	■ 79% of Fixed Income assets in outperforming services for 3-yr period; 84% for 5-yr period ■ Unconstrained Bond, Diversified Yield Plus, US Income and Global High Income outperformed by 3+ ppts for 3-yr ■ Nearly 2/3 of Equity assets in outperforming services for 1-yr period; 49% for 3-yr period ■ Emerging Markets Growth & Global Strategic Value outperformed by 8+ ppts for 1-yr ■ Concentrated US Growth outperformed by 3.5 ppts & Intl. Discovery by 2.5 ppts for 3-yr
Diversify our business across channels, investment services and geographies	■ Diverse adds and 49% sequential increase in Institutional pipeline average fee rate ■ Retail gross sales growth driven by strength in multiple regions and diverse strategies ■ Sequential gross sales growth in Asia: +63%, EMEA: +30% and LatAm: +8% ■ Combined Global High Yield and American Income Portfolio gross sales doubled sequentially ■ European Income Portfolio among top sellers for YTD ■ Sell-side YTD '14 Asia and Europe revenues up by double-digits
Develop innovative new products and services to meet clients' evolving needs	■ Strong client response to our newer innovative Retail offerings ■ Short Duration High Yield hit $1B in AUM ahead of July 3-yr anniversary ■ Muni High Income top decile performer for 3-yr and since Jan. '10 inception; $1.7B in assets ■ Successful placement of Concentrated US Growth on all major wirehouse platforms ■ Private Client targeted services attracting assets from new and existing clients ■ 2014 Financial Services Opportunities & Frontier Markets services have gathered $325M
Achieve greater operating leverage and better financial results	■ Adjusted operating income up sequentially and year-over-year ■ Revenue growth outpaced increase in expenses in both prior periods ■ Sequential and year-over-year improvement in adjusted operating margin to 22.9%

John C. Weisenseel

Chief Financial Officer

Financial Highlights: Second Quarter 2014

In US $ Millions



Adjusted Revenues
$632
$598
2Q14
1Q14
$632
$598
2Q14
2Q13
Adjusted Expenses
$488
$467
2Q14
1Q14
$488
$465
2Q14
2Q13
Adjusted Operating Margin
22.9%
21.9%
2Q14
1Q14
22.9%
22.2%
2Q14
2Q13
Adjusted EPU
45¢
39¢
2Q14
1Q14
45¢
41¢
2Q14
2Q13

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Second Quarter 2014 GAAP to Adjusted Reconciliation

In US dollar millions

		Adjustments						
	GAAP	Distribution-Related Payments	Pass Through Expenses	Long-Term Inc. Compensation MTM	Venture Capital Fund	Real Estate Charges	Acquisition Related Expenses	Adjusted (Non-GAAP)
Net Revenues	$ 754	$ (110)	$ (8)	$ (4)	$ -	$ -	$ -	$ 632
Operating Expenses	611	(110)	(8)	(4)	-	-	(1)	488
Operating Income	**$ 143**	**$ -**	**$ -**	**$ -**	**$ -**	**$ -**	**$ 1**	**$ 144**
Operating Margin	**19.0%**							**22.9%**
Holding EPU	**$ 0.44**							**$ 0.45**

- Distribution-Related Payments, including the amortization of deferred sales commissions, typically represent the largest adjustment made to both GAAP net revenues and operating expenses
- Pass Through Expenses are incurred primarily through our transfer agency and are reimbursed and recorded as fees in GAAP revenues; we also exclude sub-advisory payments to third parties against advisory fees earned
- Long-term incentive compensation mark-to-market (MTM) gains and losses, and dividends and interest associated with employee long-term incentive compensation-related investments, are excluded from net revenues and operating expense
- Venture Capital Fund revaluation gains and losses relating to the 90% non-controlling interest are excluded from net revenues
- Real Estate Charges are excluded since they are not considered part of our core ongoing operations
- Acquisition-related expenses, primarily severance, and professional fees incurred as a result of the W.P. Stewart and CPH acquisitions, have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results

Second Quarter 2014 Adjusted Income Statement

In US dollar millions (except EPU)	2Q 2014	1Q 2014	% Δ	2Q 2013	% Δ
Adjusted Net Revenues	$ 632	$ 598	6%	$ 598	6%
Adjusted Operating Expenses	488	467	4%	465	5%
Adjusted Operating Income	144	131	10%	133	8%
Adjusted Operating Margin	22.9%	21.9%		22.2%	
AB Holding Adjusted Diluted Net Income Per Unit	**$0.45**	**$0.39**	**15%**	**$0.41**	**10%**
AB Holding Distribution Per Unit	**$0.45**	**$0.39**	**15%**	**$0.41**	**10%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Second Quarter 2014 Adjusted Revenues

- Base Fees increased sequentially in all three distribution channels; the 4% increase versus the prior year quarter is due primarily to an increase in Private Client base fees
- Performance Fees are up both sequentially and versus the prior year due to fees earned upon the liquidation of the AB Recovery Asset fund in 2Q14 and fees earned on an equity long/short fund which is registered in Luxembourg
- Bernstein Research Services revenues decreased 3% sequentially due primarily to decreased client activity in the US but increased 3% versus the prior year quarter due to increased client activity in Europe and Asia
- Investment Losses in the current period and 1Q14 include seed investment losses, compared to seed investment gains in 2Q13

Adjusted Revenues (in US dollar millions)	**2Q 2014**	**1Q 2014**	**% Δ**	**2Q 2013**	**% Δ**
Base Fees	$ 473	$ 452	5%	$ 454	4%
Performance Fees	20	3	567%	5	300%
Bernstein Research Services	119	123	(3%)	115	3%
Net Distribution	-	-	0%	(1)	(100%)
Investment Gains (Losses)	(3)	(3)	0%	1	n/m
Other Revenues	24	24	0%	25	(4%)
Total Revenues	**633**	**599**	**6%**	**599**	**6%**
Less: Interest Expense	1	1	0%	1	0%
Adjusted Net Revenues	**$ 632**	**$ 598**	**6%**	**$ 598**	**6%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Second Quarter 2014 Adjusted Operating Expenses

- Adjusted Compensation Ratio was 50.0% for all periods
- Total Compensation & Benefits increased 6% sequentially, and increased 6% versus the prior year due to higher revenues
- Promotion & Servicing expenses increased 10% sequentially due to higher T&E, trade execution and marketing costs, and increased 8% versus 2Q13 due to higher marketing and trade execution costs
- G&A expenses increased 2% versus 2Q13 due primarily to higher portfolio servicing charges and professional fees

Adjusted Operating Expenses (in US dollar millions)	**2Q 2014**	**1Q 2014**	**% Δ**	**2Q 2013**	**% Δ**
Compensation & Benefits					
Base Compensation	$ 106	$ 102	4%	$ 99	7%
Incentive Compensation	145	124	17%	125	16%
Commissions, Fringes & Other	71	79	(10%)	81	(12%)
Total Compensation & Benefits	**322**	**305**	**6%**	**305**	**6%**
Promotion & Servicing	53	48	10%	49	8%
General & Administrative	106	107	(1%)	104	2%
Other	7	7	0%	7	0%
Total Adjusted Operating Expenses	**$ 488**	**$ 467**	**4%**	**$ 465**	**5%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Second Quarter 2014 Adjusted Operating Results

- Adjusted Operating Income improved 10% sequentially and 8% versus 2Q13 due to increased revenues outpacing expense growth
- Adjusted Margin for 2Q14 was 22.9%, up from 21.9% in 1Q14, and 22.2% in 2Q13

In US dollar millions (except EPU)	2Q 2014	1Q 2014	% Δ	2Q 2013	% Δ
Adjusted Operating Income	**$ 144**	**$ 131**	**10%**	**$ 133**	**8%**
Adjusted Operating Margin	**22.9%**	**21.9%**		**22.2%**	
AB Holding Adjusted Diluted Net Income Per Unit	**$ 0.45**	**$ 0.39**	**15%**	**$ 0.41**	**10%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded in millions

Q & A

APPENDIX

Institutional Equity: Relative Performance

Institutional Equity Composites vs. Benchmarks

Service	2Q 2014	Periods Ended June 30, 2014 One Year	Three Years	Five Years	Ten Years	Benchmark
Value						
Emerging Markets Value	2.8	4.4	(3.2)	(2.4)	(1.4)	MSCI EM
Global Value	0.1	3.7	(1.7)	(2.1)	(1.9)	MSCI World
Global Strategic Value	(0.7)	6.9	(0.1)	(0.8)	(2.5)	MSCI ACWI
US Small & Mid Cap Value	1.3	2.2	0.1	0.5	0.8	Russell 2500 Value
US Strategic Value	(0.3)	2.1	(2.2)	(2.4)	(2.7)	Russell 1000 Value
Growth						
US Small Cap Growth	(1.2)	2.1	1.6	3.6	1.9	Russell 2000 Growth
US Large Cap Growth	0.2	2.9	(0.2)	(2.0)	(0.8)	Russell 1000 Growth
US Small and Mid Cap Growth	(1.6)	(2.8)	(0.9)	2.3	N/A	Russell 2500 Growth
Blend / Other						
Select US Equity	(0.3)	(4.0)	0.3	1.0	N/A	S&P 500
International Style Blend - Developed	(1.0)	(3.7)	(2.4)	(3.0)	(3.0)	MSCI EAFE - NDR

Performance is preliminary and as of June 30, 2014.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Institutional Fixed Income: Relative Performance

Institutional Fixed Income Composites vs. Benchmarks*

Service	2Q 2014	Periods Ended June 30, 2014 One Year	Three Years	Five Years	Ten Years	Benchmark
Global High Income	(1.7)	2.0	2.9	4.5	1.8	33% Barclays High Yield, 33% JPM EMBI Global and 33% JPM GBI-EM
Global Fixed Income	(0.0)	(0.7)	1.5	1.8	1.1	Citigroup WGBI - Unhedged
US Strategic Core Plus	0.4	1.3	0.5	2.1	0.7	Barclays US Aggregate Index
Emerging Market Debt	0.0	0.4	(0.1)	1.6	1.1	JPM EMBI Global
Global Plus	(0.2)	(0.5)	0.0	1.4	0.1	Barclays Global Aggregate Index

Performance is preliminary and as of June 30, 2014.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The benchmarks listed are the current benchmarks for the investment service—certain benchmarks have evolved over time and therefore are time blended.
The information in this table is provided solely for use in connection with this presentation and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Equity: Relative Performance

Retail Mutual Funds vs. Lipper Averages

Service	2Q 2014	One Year	Three Years	Five Years	Ten Years	Lipper Average
		Periods Ended June 30, 2014				
Value						
International Value	(0.5)	(1.2)	(2.9)	(2.7)	(2.4)	International Multi-Cap Value
Growth & Income	(1.8)	(3.4)	1.4	0.5	(0.5)	Large-Cap Core
Discovery Value	0.8	1.1	0.4	1.1	0.7	Mid Cap Value
U.S. Value	0.4	0.6	0.3	(0.4)	(1.9)	Large Cap Value
Global Value	0.3	4.2	(1.6)	(1.0)	(2.1)	Global Multi-Cap Value
Growth						
Global Thematic Growth	2.0	6.4	(4.7)	(3.6)	(1.6)	Global Multi-Cap Growth
International Growth	2.7	(1.3)	(2.2)	(1.5)	0.2	International Multi-Cap Growth
Large Cap Growth(1)	1.0	2.6	1.6	1.4	1.5	Large Cap Growth
Emerging Markets Growth	3.6	6.6	1.1	1.0	(0.9)	Equity Emerging Mkts Global
Growth(1)	0.3	0.4	(0.3)	0.1	(1.4)	Large Cap Growth
Discovery Growth	(1.1)	(1.0)	1.3	4.4	(0.0)	Mid Cap Growth

(1)Performance figures other than 2Q14, One Year and Three Year positively affected by class action settlement proceeds. As of June 30, 2014. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges.
The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Retail Fixed Income: Relative Performance

Retail Fixed Income Funds vs. Lipper Averages

Service	2Q 2014	One Year	Three Years	Five Years	Ten Years	Lipper Average
		Periods Ended June 30, 2014				
Global High Yield Portfolio	0.0	(2.1)	1.0	1.9	1.8	Bond Global High Yield
American Income Portfolio	1.3	3.0	2.5	3.9	2.5	Bond USD
Global Bond	(0.3)	(2.4)	0.2	0.8	1.7	Global Income
High Income	0.4	0.2	1.0	2.2	3.5	High Yield

As of June 30, 2014. Fund returns are based on Class A shares. All fees and expenses related to the operation of the Fund have been deducted, but returns do not reflect sales charges. The information in this table is provided solely for use in connection with this presentation, and is not directed toward existing or potential investment advisory clients of AllianceBernstein.

Private Client: Absolute Performance

		Periods Ended June 30, 2014			
Service	**2Q 2014**	**One Year**	**Three Years**	**Five Years**	**Ten Years**
Fully Diversified Simulation*	3.3	13.2	6.7	9.4	4.9
S&P 500	5.2	24.6	16.6	18.8	7.8
MSCI World Index - Net	4.9	24.0	11.8	15.0	7.2
Lipper Short/Int Blended Muni Fund Avg	1.4	3.5	2.9	3.5	3.1

Performance is preliminary and as of June 30, 2014.
Investment performance of composites is presented after investment management fees. Periods of more than one year are annualized.
*The Fully Diversified 60% stocks/40% bonds (simulation) is meant to be illustrative of the value generated by the "total solution" approach AllianceBernstein encourages for most clients: a diversified allocation across investment portfolios of varying types aimed at optimizing return and volatility over time. The Bernstein Fully Diversified Portfolio is composed of specific proportions of each of the products that follow, which were included in the simulation as of the following dates: Strategic Value—January 1, 1983 (Strategic Value was removed from the simulation on June 30, 2012); Strategic Growth—January 1, 1983 (ACM Large Cap Growth used as a proxy for Strategic Growth through December 31, 2000; Strategic Growth used thereafter until it was removed from the simulation on June 30, 2012); Strategic Equities- July 1, 2012; Intermediate Municipal Bond Composite—January 1, 1983 through March 31, 2010; Intermediate Diversified Municipal Fund – April 1, 2010; Bernstein Tax-Managed International Fund—July 1, 1992; Emerging Markets Fund—January 1, 1996; AllianceBernstein Institutional REIT Fund—July 1, 2001 (The AllianceBernstein Institutional REIT Fund was removed from the simulation on December 31, 2008); DAA Overlay— April 1, 2010; Alliance Bernstein Multi Manager Alternative Fund—October 1, 2012. The portfolio was rebalanced quarterly through December 31, 2005; monthly thereafter. Simulated performance results have certain inherent limitations. The results may not reflect the impact that certain material economic and market factors might have had on actual decision making if they were reflective of a managed account. No representation is being made that any account will, or is likely to, achieve profits or losses similar to those described herein.

Assets Under Management – 2Q14

($ billions)

	At June 30, 2014				At March 31, 2014
	Institutions	Retail	Private Client	Total	Total
Equity					
Actively Managed	$ 31	$ 46	$ 39	$ 116	$ 109
Passive[1]	22	28	-	50	48
Total Equity	53	74	39	166	157
Fixed Income					
Taxable	151	65	10	226	213
Tax-Exempt	2	9	19	30	30
Passive[1]	-	10	-	10	9
Total Fixed Income	153	84	29	266	252
Other[2]	34	7	7	48	45
Total	$ 240	$ 165	$ 75	$ 480	$ 454

	At March 31, 2014			
Total	$ 226	$ 155	$ 73	$ 454

(1) Includes index and enhanced index services

(2) Includes multi-asset solutions and services, and certain alternative investments

Three Months Ended 6/30/14: AUM Roll-Forward by Distribution Channel

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Acquisitions	Transfers	Investment Performance	Net Change	**End of Period**
Institutions										
US	**110.3**	3.0	(0.7)	(1.4)	0.9	-	0.1	2.7	3.7	**114.0**
Global and Non-US	**116.1**	7.5	(1.6)	-	5.9	0.1	-	4.2	10.2	**126.3**
Total Institutions	**226.4**	10.5	(2.3)	(1.4)	6.8	0.1	0.1	6.9	13.9	**240.3**
Retail										
US	**72.9**	3.3	(3.3)	-	-	-	-	2.8	2.8	**75.7**
Global and Non-US	**82.1**	8.1	(5.7)	(0.4)	2.0	2.8	-	2.8	7.6	**89.7**
Total Retail	**155.0**	11.4	(9.0)	(0.4)	2.0	2.8	-	5.6	10.4	**165.4**
Private Client										
US	**49.9**	1.2	(1.7)	(0.2)	(0.7)	-	(0.1)	1.5	0.7	**50.6**
Global and Non-US	**22.8**	0.5	(0.3)	-	0.2	-	-	0.9	1.1	**23.9**
Total Private Client	**72.7**	1.7	(2.0)	(0.2)	(0.5)	-	(0.1)	2.4	1.8	**74.5**
Firmwide										
US	**233.1**	7.5	(5.7)	(1.6)	0.2	-	-	7.0	7.2	**240.3**
Global and Non-US	**221.0**	16.1	(7.6)	(0.4)	8.1	2.9	-	7.9	18.9	**239.9**
Total Firmwide	**454.1**	23.6	(13.3)	(2.0)	8.3	2.9	-	14.9	26.1	**480.2**

Three Months Ended 6/30/14: AUM Roll-Forward by Investment Service

In US $ Billions **Investment Service:**	**Beginning of Period**	Sales/New Accounts	Redemptions/ Terminations	Net Cash Flows	Net Flows	Acquisition	Investment Performance	Net Change	**End of Period**
Equity Active									
US	**58.6**	2.4	(2.2)	(0.7)	(0.5)	-	2.5	2.0	**60.6**
Global and Non-US	**50.0**	1.3	(1.6)	(0.1)	(0.4)	2.9	2.7	5.2	**55.2**
Total Equity Active	**108.6**	3.7	(3.8)	(0.8)	(0.9)	2.9	5.2	7.2	**115.8**
Equity Passive[1]									
US	**35.4**	1.1	(0.7)	(0.3)	0.1	-	1.9	2.0	**37.4**
Global and Non-US	**12.8**	0.1	-	(0.4)	(0.3)	-	0.5	0.2	**13.0**
Total Equity Passive[1]	**48.2**	1.2	(0.7)	(0.7)	(0.2)	-	2.4	2.2	**50.4**
Total Equity	**156.8**	4.9	(4.5)	(1.5)	(1.1)	2.9	7.6	9.4	**166.2**
Fixed Income - Taxable									
US	**97.8**	2.1	(1.4)	(1.2)	(0.5)	-	1.8	1.3	**99.1**
Global and Non-US	**115.6**	13.4	(5.4)	-	8.0	-	3.5	11.5	**127.1**
Total Fixed Income - Taxable	**213.4**	15.5	(6.8)	(1.2)	7.5	-	5.3	12.8	**226.2**
Fixed Income - Tax-Exempt									
US	**30.0**	1.0	(1.2)	0.1	(0.1)	-	0.5	0.4	**30.4**
Global and Non-US	**-**	-	-	-	-	-	-	-	**-**
Total Fixed Income - Tax-Exempt	**30.0**	1.0	(1.2)	0.1	(0.1)	-	0.5	0.4	**30.4**
Fixed Income Passive[1]									
US	**4.1**	-	-	0.4	0.4	-	0.1	0.5	**4.6**
Global and Non-US	**5.0**	0.1	(0.1)	0.1	0.1	-	0.1	0.2	**5.2**
Total Fixed Income Passive[1]	**9.1**	0.1	(0.1)	0.5	0.5	-	0.2	0.7	**9.8**
Total Fixed Income	**252.5**	16.6	(8.1)	(0.6)	7.9	-	6.0	13.9	**266.4**
Other[2]									
US	**7.2**	0.9	(0.2)	0.1	0.8	-	0.2	1.0	**8.2**
Global and Non-US	**37.6**	1.2	(0.5)	-	0.7	-	1.1	1.8	**39.4**
Total Other[2]	**44.8**	2.1	(0.7)	0.1	1.5	-	1.3	2.8	**47.6**
Firmwide									
US	**233.1**	7.5	(5.7)	(1.6)	0.2	-	7.0	7.2	**240.3**
Global and Non-US	**221.0**	16.1	(7.6)	(0.4)	8.1	2.9	7.9	18.9	**239.9**
Total Firmwide	**454.1**	23.6	(13.3)	(2.0)	8.3	2.9	14.9	26.1	**480.2**

(1)Includes index and enhanced index services. (2)Includes multi-asset solutions and services, and certain other alternative investments.

AUM by Region

As of June 30, 2014

Institutions


NA ex US 4%
United Kingdom 6%
Asia ex Japan 6%
Japan 13%
EMEA 15%
US 56%

$240.3B

Retail


Other 4%
Japan 6%
EMEA 12%
Asia ex Japan 18%
US 60%

$165.4B

By client domicile

Second Quarter 2014 Adjusted Advisory Fees

In US Dollars

	2Q 2014	1Q 2014	% Δ	2Q 2013	% Δ
Ending AUM ($ Billions)	**$480**	**$454**	**6%**	**$435**	**10%**
Average AUM ($ Billions)	**$464**	**$452**	**3%**	**$446**	**4%**
By Fee Type ($ Millions):					
Adjusted Base Fees	$473	$452	5%	$454	4%
Adjusted Performance Fees	20	3	567%	5	300%
Total	**$493**	**$455**	**8%**	**$459**	**7%**
Adjusted Base Fees By Channel ($ Millions):					
Institutions	$102	$99	3%	$100	2%
Retail	210	197	7%	209	0%
Private Client	161	156	3%	145	11%
Total	**$473**	**$452**	**5%**	**$454**	**4%**

Second Quarter 2014 GAAP Income Statement

In US dollar millions (except EPU)	2Q 2014	1Q 2014	% Δ	2Q 2013	% Δ
Net Revenues	$ 754	$ 715	5%	$ 734	3%
Operating Expenses	611	585	4%	597	2%
Operating Income	143	130	10%	137	4%
Net Income Attributable to AB Unitholders	136	117	16%	121	12%
AB Holding GAAP Diluted Net Income per Unit	**$0.44**	**$0.38**	**16%**	**$0.40**	**10%**
AB Holding Distribution Per Unit	**$0.45**	**$0.39**	**15%**	**$0.41**	**10%**

Percentages are calculated using amounts rounded to the nearest million

Consolidated Balance Sheet

In US $ Millions

Assets	June 30, 2014	December 31, 2013
Cash and cash equivalents	$ 522	$ 510
Cash and securities, segregated	590	980
Receivables, net	1,722	1,550
Investments:		
Long-term incentive compensation-related	99	118
Other	684	662
Goodwill	3,072	2,987
Intangible assets, net	157	169
Deferred sales commissions, net	97	71
Other (incl. furniture & equipment, net)	374	339
Total Assets	**$ 7,317**	**$ 7,386**
Liabilities and Capital		
Liabilities:		
Payables	$ 1,927	$ 2,195
Accounts payable and accrued expenses	509	529
Accrued compensation and benefits	498	324
Debt	325	268
Total Liabilities	**3,259**	**3,316**
Redeemable non-controlling interest	17	-
Partners' capital attributable to AllianceBernstein Unitholders	4,008	4,028
Non-controlling interests in consolidated entities	33	42
Total Capital	**4,041**	**4,070**
Total Liabilities, Redeemable non-controlling interest and Capital	**$ 7,317**	**$ 7,386**

Consolidated Statement of Cash Flows

In US $ Millions

		Six Months Ended	
		June 30, 2014	June 30, 2013
Net Income		$ 255	$ 240
Non-cash items:	Amortization of deferred sales commissions	18	21
	Non-cash long-term incentive compensation expense	13	9
	Depreciation and other amortization	32	31
	Unrealized gains on investments	(9)	(26)
	Other, net	-	(11)
Changes in assets and liabilities		30	(151)
Net cash provided by operating activities		**339**	**113**
Purchases of investments, net		-	-
Purchases of furniture, equipment, and leasehold improvements, net		(14)	(8)
Purchases of businesses, net of cash acquired		(61)	-
Net cash used in investing activities		**(75)**	**(8)**
Issuance of commercial paper, net		56	22
(Decrease) increase in overdrafts payable		(10)	54
Distributions to General Partner and Unitholders		(298)	(221)
Additional investments by Holding with proceeds from exercise of compensatory options to buy Holding Units		12	13
Purchases of Holding Units to fund long-term incentive compensation plan awards, net		(4)	(27)
Other, net		(13)	10
Net cash used in financing activities		**(257)**	**(149)**
Effect of exchange rate changes on cash and cash equivalents		5	(12)
Net increase (decrease) in cash and cash equivalents		12	(56)
Cash and cash equivalents at the beginning of period		510	627
Cash and cash equivalents at the end of period		**$ 522**	**$ 571**

AllianceBernstein Holding Financial Results

In US $ Millions (excluding per unit amounts)

	2Q 2014	1Q 2014	% Δ	2Q 2013	% Δ
AllianceBernstein					
Net Income Attributable to AllianceBernstein	$136	$117	16%	$121	12%
Weighted Average Equity Ownership Interest	35.5%	35.4%		37.6%	
AllianceBernstein Holding					
Equity in Net Income Attributable to AllianceBernstein	$49	$41	20%	$45	9%
Income Taxes	6	5	20%	5	20%
Net Income	**$43**	**$36**	**19%**	**$40**	**8%**
Diluted Net Income Per Unit, GAAP basis	**$0.44**	**$0.38**	**16%**	**$0.40**	**10%**
Adjusted Diluted Net Income Per Unit	**$0.45**	**$0.39**	**15%**	**$0.41**	**10%**
Distributions Per Unit	**$0.45**	**$0.39**	**15%**	**$0.41**	**10%**

Please refer to pages 37-39 for additional information on the reconciliation of GAAP financial results to adjusted financial results
Percentages are calculated using amounts rounded to the nearest million

AllianceBernstein Adjusted Earnings Reconciliation

$ thousands, unaudited	Three Months Ended 6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Net Revenues, GAAP basis	**$ 753,648**	**$ 714,618**	**$ 765,572**	**$ 706,078**	**$ 734,275**	**$ 709,122**
Exclude:						
Long-term incentive compensation-related investment (gains) losses	(3,415)	(1,297)	(4,711)	(5,284)	(818)	(6,029)
Long-term incentive compensation-related dividends and interest	(154)	(179)	(1,882)	(210)	(196)	(269)
90% of consolidated venture capital fund investment (gains) losses	(136)	(2,006)	(3,640)	(1,588)	(6,602)	1,220
Distribution-related payments	(100,699)	(97,270)	(101,166)	(101,368)	(111,386)	(109,280)
Amortization of deferred sales commissions	(9,326)	(8,957)	(9,516)	(10,363)	(10,325)	(11,074)
Pass-through fees & expenses	(7,769)	(7,331)	(6,993)	(7,509)	(7,022)	(6,868)
Adjusted Net Revenues	**$ 632,149**	**$ 597,578**	**$ 637,664**	**$ 579,756**	**$ 597,926**	**$ 576,822**
Operating Income, GAAP basis	**$ 143,440**	**$ 129,903**	**$ 194,781**	**$ 108,618**	**$ 136,654**	**$ 124,198**
Exclude:						
Long-term incentive compensation-related items	94	89	(665)	(92)	322	29
Real estate (credits) charges	(505)	1,942	1,726	24,125	1,935	638
Acquisition-related expenses	1,457	859	3,373	-	-	-
Contingent payment arrangements	-	-	(10,840)	-	-	-
Sub-total of non-GAAP adjustments	1,046	2,890	(6,406)	24,033	2,257	667
Less: Net (loss) income of consolidated entities attributable to non-controlling interests	(3)	1,813	3,442	1,413	6,376	(1,485)
Adjusted Operating Income	**$ 144,489**	**$ 130,980**	**$ 184,933**	**$ 131,238**	**$ 132,535**	**$ 126,350**
Operating Margin, GAAP basis excl. non-controlling interests	**19.0%**	**17.9%**	**25.0%**	**15.2%**	**17.7%**	**17.7%**
Adjusted Operating Margin	**22.9%**	**21.9%**	**29.0%**	**22.6%**	**22.2%**	**21.9%**

AllianceBernstein Holding Adjusted Earnings Reconciliation

$ thousands except per Unit amounts, unaudited	Three Months Ended 6/30/14	3/31/14	12/31/13	9/30/13	6/30/13	3/31/13
Net Income - Diluted, GAAP basis	**$ 43,230**	**$ 36,455**	**$ 57,853**	**$ 29,706**	**$ 40,617**	**$ 38,474**
Impact on net income of AllianceBernstein non-GAAP adjustments	415	1,008	(2,308)	7,919	840	214
Adjusted Net Income - Diluted	**$ 43,645**	**$ 37,463**	**$ 55,545**	**$ 37,625**	**$ 41,457**	**$ 38,688**
Diluted Net Income per Holding Unit, GAAP basis	**$ 0.44**	**$ 0.38**	**$ 0.62**	**$ 0.32**	**$ 0.40**	**$ 0.38**
Impact of AllianceBernstein non-GAAP adjustments	0.01	0.01	(0.02)	0.08	0.01	-
Adjusted Diluted Net Income per Holding Unit	**$ 0.45**	**$ 0.39**	**$ 0.60**	**$ 0.40**	**$ 0.41**	**$ 0.38**

AllianceBernstein L.P.

Notes to Condensed Consolidated Statements of Income and Supplemental Information

(Unaudited)

Adjusted Net Revenues

Adjusted net revenues exclude investment gains and losses and dividends and interest on long-term incentive compensation-related investments, and 90% of the investment gains and losses of our consolidated venture capital fund attributable to non-controlling interests. In addition, adjusted net revenues offset distribution-related payments to third parties as well as amortization of deferred sales commissions against distribution revenues. We believe offsetting net revenues by distribution-related payments is useful for our investors and other users of our financial statements because such presentation appropriately reflects the nature of these costs as pass-through payments to third parties who perform functions on behalf of our sponsored mutual funds and/or shareholders of these funds. We offset amortization of deferred sales commissions against net revenues because such costs, over time, essentially offset our distribution revenues. We also exclude additional pass-through expenses we incur (primarily through our transfer agency) that are reimbursed and recorded as fees in revenues. These fees have no impact on operating income, but they do have an impact on our operating margin. As such, we exclude these fees from adjusted net revenues.

Adjusted Operating Income

Adjusted operating income represents operating income on a US GAAP basis excluding (1) the impact on net revenues and compensation expense of the mark-to-market gains and losses (as well as the dividends and interest) associated with employee long-term incentive compensation-related investments, (2) real estate charges, (3) acquisition-related expenses, (4) adjustments to contingent payment arrangements and (5) the net income or loss of consolidated entities attributable to non-controlling interests.

Prior to 2009, a large proportion of employee compensation was in the form of long-term incentive compensation awards that were notionally invested in AllianceBernstein investment services and generally vested over a period of four years. AllianceBernstein economically hedged the exposure to market movements by purchasing and holding these investments on its balance sheet. All such investments had vested by year-end 2012 and the investments have been distributed to the participants, except for those investments with respect to which the participant elected a long-term deferral. The investments' appreciation or depreciation is recorded within investment gains and losses on the income statement, as well as increasing or decreasing compensation expense. Because this plan is economically hedged, management believes it is useful to reflect the offset achieved from hedging the investments' market exposure in the calculation of adjusted operating income and adjusted operating margin. The non-GAAP measures exclude gains and losses and dividends and interest on long-term incentive compensation-related investments included in revenues and compensation expense.

Real estate charges have been excluded because they are not considered part of our core operating results when comparing financial results from period to period and to industry peers.

Acquisition-related expenses, primarily severance and professional fees incurred as a result of a fourth quarter 2013 and a second quarter 2014 acquisition have been excluded because they are not considered part of our core operating results when comparing results from period to period and to industry peers.

The recording of a change in estimate of the contingent consideration payable relating to contingent payment arrangements included in the acquisition of Sun America's alternative investment group is not considered part of our core operating results and, accordingly, has been excluded.

Most of the net income or loss of consolidated entities attributable to non-controlling interests relates to the 90% limited partner interests held by third parties in our consolidated venture capital fund. We own a 10% limited partner interest in the fund. Because we are the general partner of the venture capital fund and are deemed to have a controlling interest, US GAAP requires us to consolidate the financial results of the fund. However, recognizing 100% of the gains or losses in operating income while only retaining 10% is not reflective of our underlying financial results at the operating income level. As a result, we are excluding the 90% limited partner interests we do not own from our adjusted operating income. Similarly, net income of joint ventures attributable to non-controlling interests, although not significant, is excluded because it does not reflect the economic interest attributable to AllianceBernstein.

Adjusted Operating Margin

Adjusted operating margin allows us to monitor our financial performance and efficiency from period to period without the volatility noted above in our discussion of adjusted operating income and to compare our performance to industry peers on a basis that better reflects our performance in our core business. Adjusted operating margin is derived by dividing adjusted operating income by adjusted net revenues.

AllianceBernstein